 Exhibit 99.1

Safeguard Scientifics ANNOUNCES sale of partial stake in mediamath represents cash-on-cash return of 4.5x

Radnor, PA, July 9, 2018 — Safeguard Scientifics, Inc. (NYSE:SFE) today announced that it has completed the sale of 39.1% of Safeguard’s ownership position in MediaMath Holdings. Inc. (“MediaMath”) to MediaMath for $45.0 million in cash. The repurchase represents the equivalent of an implied cash-on-cash return of 4.5x on Safeguard’s 39.1% ownership position in MediaMath, a global advertising and marketing technology leader. In connection with the sale, MediaMath has the right to repurchase an additional 10.9% of Safeguard’s ownership position on or before the 180 day anniversary of the initial repurchase for $12.5million in cash.

“This transaction is a ‘win’ for both parties,” said Brian J. Sisko, Safeguard’s President and Chief Executive Officer. “MediaMath has emerged as a leader in the digital marketing category and we’re excited to continue our partnership as they continue to build value for their stakeholders. Meanwhile, the sale of a portion of Safeguard’s MediaMath position is consistent with Safeguard’s new business strategy of pursuing monetization opportunities, produces a significant cash-on-cash return, strengthens our balance sheet, enhances Safeguard’s financial flexibility going forward and allows us to continue to participate in the future growth of MediaMath in a significant way. If MediaMath exercises the option to repurchase the additional 10.9% of Safeguard’s ownership stake, we will have realized $57.5 million for 50% of our ownership stake in MediaMath,” Sisko said.

“Safeguard has been a strong partner to MediaMath,” said Franklin Rios, Global Head of Corporate Development for MediaMath. “They share our vision and have believed that MediaMath would rise to the top of the digital marketing category, showing commitment through multiple financing events.”

In connection with the transaction, MediaMath and Safeguard have agreed that an independent industry expert to be approved by Safeguard will hold Safeguard’s seat on the MediaMath Board of Directors to bolster MediaMath's strong Board of Directors that includes a number of industry leaders. Safeguard will hold a board observer right as well.

Safeguard first deployed capital in MediaMath in 2007. Measured by annual revenue, the business is the largest of Safeguard’s portfolio of early-stage companies.

In January 2018, Safeguard began to implement a new business strategy designed to increase shareholder value. Under the new strategy, Safeguard has ceased to deploy capital into new partner companies. Safeguard remains focused on managing and financially supporting existing partner companies, with the goal of pursuing monetization opportunities and maximizing net proceeds distributable to shareholders. Safeguard will consider the sale of individual partner companies, the sale of certain partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize shareholder value.

About Safeguard Scientifics

Historically, Safeguard Scientifics (NYSE:SFE) has provided capital and relevant expertise to fuel the growth of technology-driven businesses. Safeguard has a distinguished track record of fostering innovation and building market leaders that spans more than six decades. For more information, please visit www.safeguard.com or follow us on Twitter @safeguard.

www.safeguard.com	© 2018 Safeguard Scientifics, Inc. All rights reserved.	1 of 2

Forward-looking Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding Safeguard’s initiatives taken or contemplated to enhance and unlock value for all of its stockholders, Safeguard’s efforts to execute on and implement its strategy to streamline its organizational structure, reduce its operating costs, pursue monetization opportunities for Partner Companies and maximize the net proceeds distributable to its shareholders, Safeguard’s ability to create, unlock, enhance and maximize shareholder value, Safeguard’s ability to have a smooth transition to a new management team, the timing of Safeguard’s management succession plan and its effect on driving increased organizational effectiveness and efficiencies, the ability of the new management team to execute Safeguard’s strategy, the availability of, the timing of, and the proceeds that may ultimately be derived from the monetization of Partner Companies, Safeguard’s projections regarding the reduction in its ongoing operating expenses, Safeguard’s projections regarding annualized operating expenses and expected severance expenses, monetization opportunities for Partner Company Interests, and the amount of net proceeds from the monetization of Partner Company Interests that are ultimately distributable to Safeguard shareholders after satisfying Safeguard’s debt obligations and working capital needs and the timing of such distributions. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations that involve a number of uncertainties, risks and assumptions that are difficult to predict. Therefore, actual outcomes and/or results may differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause actual results to differ materially include, among others, our ability to make good decisions about the monetization of our Partner Companies for maximum value or at all and distributions to our shareholders, our ability to successfully execute on our strategy to streamline our organizational structure and align our cost structure to increase shareholder value, whether our strategy will better position us to focus our resources on the highest-return opportunities and deliver enhanced shareholder value, the ongoing support of our existing Partner Companies, the fact that our Partner Companies may vary from period to period, challenges to achieving liquidity from our partner company holdings, fluctuations in the market prices of our publicly traded partner company holdings, competition, our inability to obtain maximum value for our partner company holdings, our ability to attract and retain qualified employees, market valuations in sectors in which our Partner Companies operate, our inability to control our Partner Companies, our need to manage our assets to avoid registration under the Investment Company Act of 1940, risks, disruption, costs and uncertainty caused by or related to the actions of activist shareholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our shareholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity that may adversely affect our business, and risks associated with our Partner Companies, including the fact that most of our Partner Companies have a limited operating history and a history of operating losses, face intense competition and may never be profitable, the effect of economic conditions in the business sectors in which Safeguard’s Partner Companies operate, and other uncertainties described in our filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to predict or control. As a result of these and other factors, the Company’s past operational and financial performance should not be relied on as an indication of future performance. The Company does not assume any obligation to update any forward-looking statements or other information contained in this press release.

SAFEGUARD CONTACT:

John E. Shave III

Senior Vice President, Investor Relations and Corporate Communications

(610) 975.4952

jshave@safeguard.com

###

www.safeguard.com	© 2018 Safeguard Scientifics, Inc. All rights reserved.	2 of 2